Supplement to the

Fidelity AdvisorSM Corporate Bond Fund

Class A (FCBAX), Class T (FCBTX), Class C (FCCCX), and Institutional Class (FCBIX)

Classes of shares of Fidelity® Corporate Bond Fund

A Fund of Fidelity Fixed-Income Trust

STATEMENT OF ADDITIONAL INFORMATION

October 30, 2010

Effective immediately, the general research services agreement with Fidelity Research & Analysis Company has been terminated on behalf of the fund.

The following information replaces similar information found in the "Distribution Services" section on page 33.

Sales charge revenues collected and retained by FDC for the past fiscal year are shown in the following table.

		Sales Charge Revenue		Deferred Sales Charge Revenue
	Fiscal Year Ended+	Amount Paid to FDC	Amount Retained by FDC	Amount Paid to FDC	Amount Retained by FDC
Class A	August 31, 2010	$ 1,099	$ 257	$ 128	$ 128
Class T	August 31, 2010	$ 260	$ 33	$ --	$ --
Class C	August 31, 2010	$ --	$ --	$ --	$ --

+ From May 4, 2010

ACBD/ACBDIB-11-02 February 25, 2011
1.924865.101